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Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

Dated as of December 3, 2004

        AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this "Amendment") among ALDERWOODS GROUP, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

  PRELIMINARY STATEMENTS:

        (1)    WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 17, 2003 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

        (2)    WHEREAS, the Borrower desires to refinance and replace all outstanding Term B1 Loans under the Credit Agreement with a new class of Term B2 Loans under the Credit Agreement (the "Term B2 Loans") up to an aggregate principal amount of $270,614,792, having identical terms with, and having the same rights and obligations under the Loan Documents, as the Term B1 Loans, as set forth in the Loan Documents, except as such terms are amended hereby;

        (3)    WHEREAS, each Term B1 Lender who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term B1 Commitment and Term B1 Loans (which Term B1 Commitment and Term B1 Loans shall thereafter be deemed terminated, it being understood and agreed, however, that, notwithstanding anything set forth herein to the contrary, the Term B2 Commitments and Term B2 Loans amend and restate in their entirety, and are not in payment or satisfaction of, the Term B1 Commitments and the Term B1 Loans and there is no novation of the Term B1 Commitments or the Term B1 Loans) for a Term B2 Commitment (a "Term B2 Commitment") and Term B2 Loans in the same aggregate principal amount as such Lender's outstanding Term B1 Loans as set forth in Schedule 2.01 to the Credit Agreement as in effect immediately prior to the Term B2 Facility Effective Date and such Lender shall thereafter become a Term B2 Lender (each, in such capacity, a "Term B2 Lender");

        (4)    WHEREAS, each Person who executes and delivers this Amendment as a lender other than pursuant to an exchange of term loans described in Section 2.01(a)(ii) of the Credit Agreement as amended hereby (each, in such capacity, an "Additional Term B2 Lender"), will make Term B2 Loans on the Term B2 Facility Effective Date (as defined below) (each, an "Additional Term B2 Loan") to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement under the caption Additional Term B2 Loans, as amended as of the Term B2 Facility Effective Date, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Term B1 Loans of Term B1 Lenders, if any, who do not execute and deliver this Amendment, it being understood that an Additional Term B2 Lender may be a Term B1 Lender prior to the Term B2 Facility Effective Date;

        (5)    WHEREAS, the proceeds of the Term B2 Loans and the Additional Term B2 Loans shall be used by the Borrower to refinance and replace the Term B1 Facility;

        (6)    WHEREAS, the Borrower shall pay to each Term B1 Lender all accrued and unpaid interest on its Term B1 Loans to the Term B2 Facility Effective Date on such Term B2 Facility Effective Date;

        (7)    WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

        (8)    WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

        (a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

        "Additional Term B2 Commitment" means, as to each Additional Term B2 Lender, the commitment of such Additional Term B2 Lender to make Additional Term B2 Loans on the Term B2 Facility Effective Date, in an amount in US Dollars set forth next to the name of such Additional Term B2 Lender on Schedule 2.01 thereto under the caption "Additional Term B2 Commitment".

        "Additional Term B2 Lender" means a Person with an Additional Term B2 Commitment to make Additional Term B2 Loans to the Borrower on the Term B2 Facility Effective Date, it being understood that an Additional Term B2 Lender may be a Term B1 Lender.

        "Additional Term B2 Loan" means a term loan or term loans in US Dollars made pursuant to Section 2.01(a)(iii) of this Agreement on the Term B2 Facility Effective Date.

        "Term B2 Borrowing" means a borrowing consisting of simultaneous Term B2 Loans of the same Type made by the Term B2 Lenders.

        "Term B2 Facility" means, at any time, the aggregate Term B2 Loans of all Lenders at such time.

        "Term B2 Facility Effective Date" is defined in Section 3 of the Third Amendment.

        "Term B2 Lender" means, collectively, (a) each Term B1 Lender that executes and delivers the Third Amendment on or prior to the Term B2 Facility Effective Date and (b) each Additional Term B2 Lender.

        "Term B2 Loan" means a term loan or term loans in US Dollars made pursuant to Sections 2.01(a)(i) or 2.01(a)(iii) or deemed made pursuant to Section 2.01(a)(ii).

        "Third Amendment" means the Third Amendment to this Agreement, dated as of December 3, 2004, among the Borrower, the Administrative Agent and the Lenders party thereto.

        "Third Amendment Effective Date" is defined in Section 3 of the Third Amendment.

        (b)    Section 1.01 of the Credit Agreement is hereby further amended as follows:

        (i)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating subclause (a) in the definition of "Applicable Rate" in its entirety with the following:

  "(a)
  with respect to Term B2 Loans, a percentage per annum equal to (i) for Eurodollar Rate Loans, the Eurodollar Rate then in effect for such Term B2 Loans plus 2.00% and (ii) for Base Rate Loans, the Base Rate then in effect for such Term B2 Loans plus 1.00%"

        (ii)    By renumbering clause (vi) of the definition of "Consolidated EBITDA" as clause (vii) and by inserting a new clause (vi) as follows:

  "(vi)
  any tender or optional redemption premium, transaction fees and expenses associated with the prepayment, repurchase and redemption of the Seven Year Notes and"

        (iii)    By amending and restating subclause (a) in the definition of "Appropriate Lender" to read in full as follows:

  "(a)
  with respect to the Term B2 Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time,"

        (iv)    By deleting clause (b) of the definition of "Availability Period" and substituting the following therefor:

  "(b)
  in the case of the Term B2 Facility, the earliest of (i) the Term B2 Facility Effective Date, (ii) the date of termination of the Term B2 Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Term B2 Lender to make Term B2 Loans pursuant to Section 8.02."

        (v)    By deleting the definition of "Commitment" in its entirety and inserting the following definition in its place:

        ""Commitment" means a Term B2 Commitment, an Additional Term B2 Commitment or a Revolving Credit Commitment, as the context may require."

        (vi)    By amending the definition of "Facility" to delete the reference to "Term B1 Facility" and substitute "Term B2 Facility" therefor;

        (vii)    By amending the definition of "Maturity Date" to delete the references to "Term B1" and substitute "Term B2" therefor;

        (viii)    By amending and restating the definition of "Term Borrowing" to read in full as follows:

        ""Term Borrowing" means a Term B2 Borrowing."

        (ix)    By deleting the definition of "Term B1 Commitment" in its entirety and inserting the following definition in its place:

  ""Term B2 Commitment" means, as to each Term B2 Lender at any time, its obligations to make Term B2 Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 hereto under the caption "Total Term B2 Commitment" or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement."

        (x)    By amending and restating the definition of "Term Facility" to read in full as follows:

  ""Term Facility" means the aggregate Term B2 Loans of all Term B2 Lenders."

        (xi)    By amending and restating the definition of "Term Lender" to read in full as follows:

  ""Term Lender" means any Term B2 Lender."

        (xii)    By amending and restating the definition of "Term Loan" to read in full as follows:

  ""Term Loan" means an advance made by any Term B2 Lender under the Term B2 Facility."

        (xiii)    By deleting the definition of "Term B1 Note" in its entirety and inserting the following definition in its place:

  ""Term B2 Note" means a promissory note of the Borrower payable to the order of any Term B2 Lender, in substantially the form of Exhibit C-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term B2 Loans made or deemed made by such Lender, as amended."

        (ix)    By deleting each of the following defined terms in their entirety: "Additional Term B1 Commitment", "Additional Term B1 Lenders", "Additional Term B1 Loan", "Second Amendment Effective Date" and "Term B1 Facility Effective Date".

        (c)    Article II of the Credit Agreement is hereby amended by amending and restating Sections 2.01(a)(i) through (vi) in their entirety to read in full as follows:

  "(i)
  The Term B1 Borrowing.    Subject to the terms and conditions set forth herein, each Term B1 Lender severally agrees to make a single loan in an amount equal to its Pro Rata Share of the Term B1 Facility to the Borrower on any Business Day during the Availability Period. The Term B1 Borrowing shall consist of Term B1 Loans made simultaneously by the Term B1 Lenders in accordance with their respective Pro Rata Share of the Term B1 Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term B1 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

  (ii)
  Exchange.    Subject to the terms and conditions hereof, each Term B1 Lender with a Term B2 Commitment severally agrees to exchange its Term B1 Loans for a like principal amount in US Dollars of Term B2 Loans on the Term B2 Facility Effective Date, and from and after the Term B2 Facility Effective Date such Term B1 Loan shall be deemed refinanced in full and such Term B2 Loans shall be deemed made hereunder.

  (iii)
  The Additional Term B2 Loans.    Subject to the terms and conditions hereof, each Additional Term B2 Lender severally agrees to make Additional Term B2 Loans in US Dollars to the Borrower on the Term B2 Facility Effective Date in a principal amount not to exceed its Additional Term B2 Commitment on the Term B2 Facility Effective Date. The Borrower shall refinance all Term B1 Loans of Term B1 Lenders that do not execute and deliver the Third Amendment on the Term B2 Facility Effective Date with the gross proceeds of the Additional Term B2 Loans.

  (iv)
  Application of Proceeds of Term B2 Loans.    The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Additional Term B2 Loans made on the Term B2 Facility Effective Date to refinance and replace the Term B1 Loans of Term B1 Lenders that do not execute and deliver the Third Amendment on the Term B2 Facility Effective Date.

  (v)
  Interest.    On the Term B2 Facility Effective Date the Borrower shall pay all accrued and unpaid interest on the Term B1 Loans to the Term B1 Lenders; provided, however, it is understood that the existing Interest Periods of the Term B1 Loans prior to the Term B2 Facility Effective Date shall continue on and after the Term B2 Facility Effective Date and shall accrue interest at the Applicable Margin in effect on and after the Term B2 Facility Effective Date.

  (vi)
  Modification of References.    Upon the Term B2 Facility Effective Date, the Term B2 Loans shall have the same terms, rights and obligations as the Term B1 Loans as set forth in the Loan Documents, except as modified by the Third Amendment, and all references to "Term B1 Loans", "Term B1 Commitment", "Term B1 Facility", "Term B1 Note", "Term B1 Lenders" and "Term B1 Borrowings" in the Loan Documents shall be deemed to be references to "Term B2 Loans", "Term B2 Commitment", "Term B2 Facility", "Term B2 Note", "Term B2 Lenders" and "Term B2 Borrowings", respectively."

        (d)    Article II of the Credit Agreement is hereby further amended by adding at the end of Section 2.05(b) thereof a new clause (xi) to read as follows:

  "(xi)
  Anything contained in this Section 2.05(b) to the contrary notwithstanding, any prepayment of Term B2 Loans pursuant to this Section 2.05(b) effected on or before the date one year after the date of the Third Amendment hereto with the proceeds of a substantially concurrent incurrence of indebtedness (other than any such indebtedness that is issued in connection with a Change of Control of the Borrower), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment if, immediately prior to such prepayment, the interest rate per annum relating to the Term B2 Loans exceeds the interest rate per annum relating to such new indebtedness."

        (e)    Article II of the Credit Agreement is hereby further amended by amending and restating Section 2.07(a) to read in full as follows:

  "(a)
  Term B2 Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B2 Lenders the aggregate principal amount of all Term B2 Loans outstanding on the last Business Day of each fiscal quarter set forth below in an amount equal to the amount and percentage of the aggregate outstanding principal amount of the Term B2 Loans as of the Term B2 Facility Effective Date set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Date	Percentage	Amount
Fiscal quarter ending January 1, 2005	0.250%	$676,537
Fiscal quarter ending March 26, 2005	0.250%	$676,537
Fiscal quarter ending June 18, 2005	0.250%	$676,537
Fiscal quarter ending October 8, 2005	0.250%	$676,537
Fiscal quarter ending December 31, 2005	0.250%	$676,537
Fiscal quarter ending March 25, 2006	0.250%	$676,537
Fiscal quarter ending June 17, 2006	0.250%	$676,537
Fiscal quarter ending October 7, 2006	0.250%	$676,537
Fiscal quarter ending December 30, 2006	0.250%	$676,537
Fiscal quarter ending March 24, 2007	0.250%	$676,537
Fiscal quarter ending June 16, 2007	0.250%	$676,537
Fiscal quarter ending October 6, 2007	0.250%	$676,537
Fiscal quarter ending December 29, 2007	0.250%	$676,537
Fiscal quarter ending March 22, 2008	0.250%	$676,537
Fiscal quarter ending June 14, 2008	0.250%	$676,537
Fiscal quarter ending October 4, 2008	0.250%	$676,537
Fiscal quarter ending December 27, 2008	0.250%	$676,537
Fiscal quarter ending March 21, 2009	0.250%	$676,537
Fiscal quarter ending June 13, 2009	0.250%	$676,537
Maturity Date	95.25% (or, if different, the percentage representing the then Outstanding Amount of all Term B2 Loans)	$257,760,589 (or, if different, the then Outstanding Amount of all Term B2 Loans)

        (f)    Section 6.11 of the Credit Agreement is hereby amended by deleting the last sentence in its entirety and substituting the following therefor:

  "Proceeds from the Term B2 Loans shall be used solely to refinance and replace the Term B1 Loans."

        (g)    Section 7.06(g) of the Credit Agreement is hereby amended to delete the reference to "Term B1 Facility" and substitute "Term B2 Facility" therefor.

        (h)    Exhibit C-1 is amended and restated in full in the form of new Exhibit C-1, attached hereto as Exhibit A.

        SECTION 2.    Amendment to Schedule 2.01. Upon the effectiveness of this Amendment, Schedule 2.01 to the Credit Agreement shall be amended to reflect the allocations of the Lender Parties as of the Term B2 Facility Effective Date (as defined below).

        SECTION 3.    Conditions of Effectiveness. (a) This Amendment shall become effective as of the date first written above (the "Third Amendment Effective Date") when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and the Consent attached hereto executed by each of the Loan Parties (other than the Borrower) and Section 1 and Section 2 (except to the extent set forth in Section 3(b) below) shall become effective as of the date first written above when, and only when, the Borrower shall have paid all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower in reasonable detail) incurred in connection with the preparation, negotiation and execution of this Amendment.

        (b)    The portions of this Amendment relating to the refinancing and replacement of the Term B1 Facility with the Term B2 Facility shall become effective as of the date (the "Term B2 Facility Effective Date") when, and only when, each of the following conditions set forth in this Section 3(b) shall have been satisfied to the satisfaction of the Administrative Agent:

  (i)
  Third Amendment Effective Date.    The Third Amendment Effective Date shall have occurred.

  (ii)
  Execution of Counterparts.    The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrower, (b) the Administrative Agent, (c) the Required Lenders, (d) each Term B1 Lender, or in lieu of one or more Term B1 Lenders, one or more Additional Term B2 Lenders providing Additional Term B2 Commitments in an amount sufficient to refinance all of the principal of the Term B1 Loans owed to such non-consenting Term B1 Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

  (iii)
  Payment of Fees and Expenses.    The Borrower shall have paid all expenses (including the reasonable fees and expenses of Shearman & Sterling LLP invoiced in reasonable detail) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

  (iv)
  Evidence of Debt.    Each Term B2 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Amendment, evidencing the Term B2 Loans.

  (v)
  Interest, Etc.    Simultaneously with the making of the Term B2 Loans, the Borrower shall have paid to all the Term B1 Lenders all accrued and unpaid interest on the Term B1 Loans to the Term B2 Facility Effective Date plus additional amounts, if any, owing pursuant to Section 3.05 of the Credit Agreement.

  (vi)
  Execution of Consent.    The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities signatory thereto.

  (vii)
  Legal Details, Etc.    All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

  (viii)
  No Default.    No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.

        SECTION 4.    Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

  (a)
  The execution, delivery and performance by each Loan Party of this Amendment and each Loan Document as amended by the Amendment, are within such Loan Party's corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries other than as contemplated hereby or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

  (b)
  This Amendment and the consent attached hereto, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Amendment and the consent attached hereto, when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

        SECTION 5.    Conditions Subsequent Relating to the Mortgaged Properties. Within the time periods specified in the Second Amendment, in addition to the documents required to be furnished and the actions required to be taken pursuant to Section 5 of the Second Amendment, furnish to the Administrative Agent each Mortgage Amendment and New Mortgage (each as defined in the Second Amendment) and the legal opinion specified in Section 5 of the Second Amendment with appropriate revisions made thereto to incorporate references to the Third Amendment and to make any other modifications thereto as deemed necessary or desirable by the Administrative Agent as a result of the Third Amendment.

        SECTION 6.    Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after each of the Third Amendment Effective Date and the Term B2 Facility Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

  (b)
  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (except to the extent limited by the terms of the Collateral Documents) of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

  (c)
  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 7.    Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent invoiced to the Borrower in reasonable detail) in accordance with the terms of Section 10.04 of the Credit Agreement.

        SECTION 8.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALDERWOODS GROUP, INC.
By:	/s/ KENNETH SLOAN
Name: Kenneth Sloan Title: Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A. as Administrative Agent
By:	/s/ DON B. PINZON
Name: Don B. Pinzon Title: Vice President

[Signatures for the following lenders a party hereto omitted:
ACCESS INSTITUTIONAL LOAN FUND
ACM FUND INC.
ADDISON CDO, LIMITED
ALLIANCE GLOBAL STRATEGIC INCOME TRUST
AMERICAN EXPRESS CERTIFICATE COMPANY
ANTARES CAPITAL CORPORATION
ANTARES FUNDING LP CO LTD
ARCHIMEDES FUNDING III, LTD
ARCHIMEDES FUNDING IV (CAYMAN) LTD
ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD
ARES IX CLO LTD
ARES VII CLO LTD
ARES VIII CLO LTD
ATRIUM III
AVERY POINT CLO, LIMITED
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2003-I
BANK OF AMERICA, N.A.
BIG SKY III SENIOR LOAN TRUST
BIG SKY SENIOR LOAN FUND, LTD
BILL & MELINDA GATES FOUNDATION
BIRCHWOOD FUNDING LLC
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR LOAN TRUST
BOSTON HARBOR CLO 2004-1, LTD
BRYN MAWR CLO, LTD
BUSHNELL CBNA LOAN FUNDING LLC
C-SQUARED CDO LTD
CARLYLE HIGH YIELD PARNTERS II, LTD
CARLYLE HIGH YIELD PARTNERS III, LTD
CARLYLE HIGH YIELD PARTNERS IV, LTD
CARLYLE HIGH YIELD PARTNERS, L.P.
CARLYLE HIGH YIELD PARTNERS VI, LTD
CARLYLE LOAN INVESTMENT, LTD
CARLYLE LOAN OPPORTUNITY FUND
CASTLE HILL III CLO, LTD
CELERITY CLO LIMITED
CENTURION CDO II, LTD

CENTURION CDO VI, LTD
CENTURION CDO VII, LTD
CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
CLYDESDALE CLO 2001-1, LTD
CLYDESDALE CLO 2003 LTD
CLYDESDALE CLO 2004, LTD
COOKSMILL
COSTANTINUS EATON VANCE CDO V, LTD
CSAM FUNDING III
CSAM SLF
DENALI CAPITAL CLO III, LTD
DENALI CAPITAL CLO IV, LTD
EAGLE MASTER FUND LTD
EATON VANCE CDO III, LTD
EATON VANCE CDO VI LTD
EATON VANCE FLOATING-RATE INCOME TRUST
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
EATON VANCE LIMITED DURATION INCOME FUND
EATON VANCE SENIOR FLOATING-RATE TRUST
EATON VANCE SENIOR INCOME TRUST
EATON VANCE VT FLOATING-RATE INCOME FUND
ECL FUNDING LLC
ELT LTD
ENDURANCE CLO, LTD
FIRST 2004-I CLO, LTD
FIRST 2004-II CLO, LTD
FLAGSHIP CAPITAL CLO 2001-1
FLAGSHIP CAPITAL CLO II
FLAGSHIP CAPITAL CLO III
FOREST CREEK CLO, LTD
FOXE BASIN CLO 2003, LTD
FRANKLIN CLO I, LIMITED
FRANKLIN CLO II, LIMITED
FRANKLIN FLOATING RATE DAILY ACCESS FUND
FRANKLIN FLOATING RATE MASTER SERIES
FRANKLIN FLOATING RATE TRUST
FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
GALAXY CLO 1999-1, LTD
GALAXY CLO 2003-1, LTD
GOLDENTREE LOAN OPPORTUNITIES I, LIMITED
GOLDENTREE LOAN OPPORTUNITIES II, LIMITED
GRAYSON & CO
GSC PARTNERS GEMINI FUND LIMITED

HAMILTON CDO, LTD
HANOVER SQUARE CLO LTD
IDS LIFE INSURANCE COMPANY
ING-ORYX CLO, LTD
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
JISSEKIKUN FUNDING, LTD
JUPITER LOAN FUNDING LLC
KATONAH III, LTD
KATONAH IV, LTD
KATONAH V, LTD
KATONAH VI, LTD
KZH CRESCENT-3 LLC
KZH CYPRESS TREE-1 LLC
KZH SOLEIL LLC
KZH SOLEIL-2 LLC
KZH STERLING LLC
LANDMARK III CDO
LOAN FUNDING I LLC
LOAN FUNDING III LLC
LOAN FUNDING VIII LLC
LONG GROVE CLO, LIMITED
THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
MAGNETITE ASSET INVESTORS III LLC
MAGNETITE IV CLO, LIMITED
MAGNETITE V CLO, LIMITED
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
MONUMENT CAPITAL LTD
MONUMENT PARK CDO LTD
MORGAN STANLEY PRIME INCOME TRUST
MORGAN STANLEY SENIOR FUNDING, INC
MOUNTAIN CAPITAL CLO III LTD
MUIRFIELD TRADING LLC
NAVIGATOR CDO 2003, LTD
NAVIGATOR CDO 2004, LTD
NEMEAN CLO LTD
NEW ALLIANCE GLOBAL CDO, LIMITED
NOMURA BOND & LOAN FUND
NORTHWOODS CAPITAL II, LIMITED
NORTHWOODS CAPITAL III, LIMITED
NORTHWOODS CAPITAL IV, LIMITED

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
NYLIM HIGH YIELD CDO 2001, LTD
PIMCO FLOATING RATE INCOME FUND
PIMCO HIGH YIELD FUND
PPM SHADOW CREEK FUNDING LLC
PPM MONARCH BAY FUNDING LLC
PPM SPYGLASS FUNDING TRUST
THE PROVIDENT BANK
PUTNAM FLOATING RATE INCOME FUND
RACE POINT CLO, LIMITED
RACE POINT II CLO, LIMITED
RIVIERA FUNDING LLC
ROSEMONT CLO, LTD
SANKATY HIGH YIELD PARTNERS II, L.P.
SEABOARD CLO 2000 LTD.
SENIOR DEBT PORTFOLIO
SENIOR LOAN FUND
SEQUILS — CUMBERLAND I, LTD
SEQUILS-CENTURION V, LTD.
SEQUILS-ING I (HBDGM), LTD
SEQUILS-MAGNUM, LTD
SIMSBURY CLO, LIMITED
SKY CBNA LOAN FUNDING LLC
SOUTHPORT CLO, LIMITED
SRF 2000, INC
STANFIELD MODENA CLO, LTD
SUFFIELD CLO, LIMITED
SUN LIFE ASSURANCE CO OF CANADA (US)
SUNAMERICA SENIOR FLOATING RATE FUND INC.
TCW SELECT LOAN FUND, LIMITED
TOLLI & CO
TRS CALLISTO LLC
TRUMBULL THC2 LOAN FUNDING LLC
TRYON CLO LTD. 2000-I
UNION SQUARE CDO LTD
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN SENIOR LOAN FUND
VELOCITY CLO, LTD
VENTURE IV CDO, LIMITED
WAVELAND-INGOTS, LTD
WESTERN ASSET FLOATING RATE HIGH INCOME FUND
WINGED FOOT FUNDING TRUST
WRIGLEY CDO, LTD]

CONSENT

Dated as of December 3, 2004

        Each of the undersigned, hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) except to the extent limited by the terms of the Collateral Documents.

Each of the Loan Parties listed on Annex A hereto
By:	/s/ JEFF LOWE
Name: Jeff Lowe Title: Authorized Signatory

ALDERWOODS (TEXAS), L.P. By: Alderwoods (Partner), Inc., its general partner
By:	/s/ JEFF LOWE
Name: Jeff Lowe Title: Authorized Signatory

DIRECTORS (TEXAS), L.P. By: DSP General Partner, Inc., its general partner
By:	/s/ JEFF LOWE
Name: Jeff Lowe Title: Authorized Signatory

ANNEX A

ALABAMA
Advanced Planning (Alabama), Inc.

ALASKA
Alderwoods (Alaska), Inc.

ARIZONA
Alderwoods (Arizona), Inc.
Phoenix Memorial Park Association

ARKANSAS
Alderwoods (Arkansas), Inc.

CALIFORNIA
Advance Funeral Insurance Services
Alderwoods (Texas), Inc.
Alderwoods Group (California), Inc.
Directors Succession Planning II, Inc.
Directors Succession Planning, Inc.
DSP General Partner II, Inc.
Earthman LP, Inc.
Universal Memorial Centers V, Inc.
Universal Memorial Centers VI, Inc.
Whitehurst-Lakewood Memorial Park and Funeral Service
A.L. Cemetery
Colton Funeral Chapel, Inc.
Custer Christiansen Covina Mortuary, Inc.
Dimond Service Corporation
Glasband-Malinow-Weinstein Mortuary, Inc.
Glasband-Willen Mortuaries
Grove Colonial Mortuary, Inc.
Harbor Lawn Memorial Park, Inc.
Home of Peace Memorial Park and Mausoleum, Inc.
Neel Funeral Directors, Inc.
RH Mortuary Corporation
Richardson-Peterson Mortuary, Inc.
San Fernando Mortuary, Inc.
White Funeral Home, Inc.
Workman Mill Investment Company

COLORADO
Alderwoods (Colorado), Inc.

CONNECTICUT
Alderwoods (Connecticut), Inc.

DELAWARE
Administration Services, Inc.
Alderwoods (Alabama), Inc.
Alderwoods (Commissioner), Inc.
Alderwoods (Delaware), Inc.
Alderwoods (Mississippi), Inc.
American Burial and Cremation Centers, Inc.
DSP General Partner, Inc.
H.P. Brandt Funeral Home, Inc.
Lienkaemper Chapels, Inc.
Osiris Holding Corporation
RH Cemetery Corp.
RH Satellite Properties Corp.
Rose Hills Company
Rose Hills Holdings Corp.

FLORIDA
Coral Ridge Funeral Home and Cemetery, Inc.
Funeral Services Acquisition Group, Inc.
Garden Sanctuary Acquisition, Inc.
Kadek Enterprises of Florida, Inc.
Levitt Weinstein Memorial Chapels, Inc.
MHI Group, Inc.
Naples Memorial Gardens, Inc.
Osiris Holding of Florida, Inc.
Security Trust Plans, Inc.

GEORGIA
Advanced Planning of Georgia, Inc.
Alderwoods (Georgia), Inc.
Alderwoods (Georgia) Holdings, Inc.
Green Lawn Cemetery Corporation
Poteet Holdings, Inc.
Southeastern Funeral Homes, Inc.

IDAHO
Alderwoods (Idaho), Inc.

ILLINOIS
Alderwoods (Chicago Central), Inc.
Alderwoods (Chicago North), Inc.
Alderwoods (Chicago South), Inc.
Alderwoods (Illinois), Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation
Elmwood Acquisition Corporation
Mount Auburn Memorial Park, Inc.
Pineview Memorial Park, Inc.
Ridgewood Cemetery Company, Inc.
Ruzich Funeral Home, Inc.
The Oak Woods Cemetery Association
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc.

INDIANA
Advance Planning of America, Inc.
Alderwoods (Indiana), Inc.
Ruzich Funeral Home, Inc.

IOWA
Alderwoods (Iowa), Inc.

KANSAS
Alderwoods (Kansas), Inc.

KENTUCKY
Alderwoods (Partner), Inc.

LOUISIANA
Alderwoods (Louisiana), Inc.

MARYLAND
Alderwoods (Maryland), Inc.

MASSACHUSETTS
Alderwoods (Massachusetts), Inc.
Doba Haby Insurance Agency, Inc.

MICHIGAN
Alderwoods (Michigan), Inc.
AMG, Inc.
WMP, Inc.

MINNESOTA
Alderwoods (Minnesota), Inc.

MISSISSIPPI
Family Care, Inc.
Stephens Funeral Fund, Inc.

MISSOURI
Alderwoods (Missouri), Inc.

MONTANA
Alderwoods (Montana), Inc.

NEVADA
Alderwoods (Nevada), Inc.

NEW HAMPSHIRE
Robert Douglas Goundrey Funeral Home, Inc.
St. Laurent Funeral Home, Inc.
ZS Acquisition, Inc.

NEW MEXICO
Alderwoods (New Mexico), Inc.

NEW YORK
Alderwoods (New York), Inc.
Northeast Monument Company, Inc.

NORTH CAROLINA
Alderwoods (North Carolina), Inc.
Carothers Holding Company, Inc.
Lineberry Group Inc.
MFH, L.L.C.
Reeves, Inc.
Westminster Gardens, Inc.

OHIO
Alderwoods (Ohio) Cemetery Management, Inc.
Alderwoods (Ohio) Funeral Home, Inc.

OKLAHOMA
Alderwoods (Oklahoma), Inc.

OREGON
Alderwoods (Oregon), Inc.
The Portland Memorial, Inc.
Universal Memorial Centers I, Inc.
Universal Memorial Centers II, Inc.
Universal Memorial Centers III, Inc.

PENNSYLVANIA
Alderwoods (Pennsylvania), Inc.
Bright Undertaking Company
H.
Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Nineteen Thirty-Five Holdings, Inc.
Oak Woods Management Company

RHODE ISLAND
Alderwoods (Rhode Island), Inc.

SOUTH CAROLINA
Alderwoods (South Carolina), Inc.
Graceland Cemetery Development Co.

TENNESSEE
Alderwoods (Tennessee), Inc.
Eagle Financial Associates, Inc.

TEXAS
Alderwoods (Texas) Cemetery, Inc.
CHMP Holdings, Inc.
Del Rio Memorial Park, Inc.
DHFH Holdings, Inc.
DHNC Holdings, Inc.
Directors Cemetery (Texas), Inc.
DSP General Partner, Inc.
Earthman Cemetery Holdings, Inc.
Earthman Holdings, Inc.
EDSB Holdings, Inc.
HFCC Holdings, Inc.
HFJC Holdings, Inc.
HFSC Holdings, Inc.
Panola County Restland Memorial Park, Inc.
Pioneer Funeral Plans, Inc.
Travis Land Company
Tyler Memorial Funeral Home and Chapel, Inc.
Waco Memorial Park, Inc.

VIRGINIA
Alderwoods (Virginia), Inc.

WASHINGTON
Alderwoods (Washington), Inc. Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation
S&H Properties and Enterprises, Inc.
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA
Alderwoods (West Virginia), Inc.

WISCONSIN
Alderwoods (Wisconsin), Inc.
Northern Land Company, Inc.

EXHIBIT A

EXHIBIT C-1

FORM OF TERM B2 NOTE

$	, 2004

        FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to                          or registered assigns (the "Lender"), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term B2 Loan set forth above from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of September 17, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

        The Borrower promises to pay interest on the unpaid principal amount of the Term B2 Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

        This Term B2 Note is one of the Term B2 Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term B2 Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term B2 Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term B2 Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term B2 Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

        The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term B2 Note.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ALDERWOODS GROUP, INC.
By:

Name:

Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

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AMENDMENT NO. 3 TO THE CREDIT AGREEMENT
CONSENT
ANNEX A
EXHIBIT A
LOANS AND PAYMENTS WITH RESPECT THERETO